Exhibit 99.1

     Columbia Bancorp Reports an Increase in First Quarter Earnings of 20%


    COLUMBIA, Md., April 15 /PRNewswire-FirstCall/ -- Columbia Bancorp (Nasdaq: CBMD), parent company of The Columbia Bank (collectively, the "Company"), today announced net income for the first quarter 2004 of $2.98 million ($.40 per diluted share) compared to $2.49 million ($.34 per diluted share) for the first quarter 2003, a 19.7% increase. Return on average equity increased from 12.92% during the first quarter 2003 to 13.75% during the first quarter 2004.


    FIRST QUARTER FINANCIAL HIGHLIGHTS

    * Loans increased $168.43 million, or 24.2%, since March 31, 2003. Since December 31, 2003, loans grew $29.27 million, representing an annualized rate of growth of 14.0%.

    * Customer funding sources (deposits and other short-term borrowings from core customers) increased $85.10 million, or 9.7%, since the end of the first quarter 2003. Since December 31, 2003, customer funding sources increased $75.12 million, representing an annualized rate of growth of 33.8%.

    * Net interest income increased 12.8% during the first quarter 2004 compared to the same period in 2003.

    * Asset quality remained strong at March 31, 2004, with non-performing assets totaling only .14% of total assets.

    DETAILED REVIEW OF FINANCIAL PERFORMANCE

    Total assets were $1.08 billion at March 31, 2004, representing growth of $90.23 million, or 9.1%, since March 31, 2003. Loans, net of unearned income, totaled $864.75 million compared to $696.32 million at March 31, 2003, representing growth of $168.43 million or 24.2%. Growth during the twelve months since March 31, 2003 was reflective of the Company's well-balanced and diversified loan portfolio. Specifically, the Company's real estate development and construction, commercial, and retail loan portfolios, grew 34.2%, 27.4% and 22.3%, respectively. Customer funding sources increased 9.7% to $963.05 million at March 31, 2004. Noninterest bearing deposits increased 21.0% to $220.70 million. Shareholders' equity climbed 12.1% to $87.93 million at March 31, 2004.

    Operating performance during the first quarter 2004 was driven primarily by the Company's continued focus on core banking initiatives. Specifically, net interest income increased $1.21 million, or 12.8%, during the first quarter 2004 compared to 2003. An increase in average earning assets of $105.45 million, or 11.9%, during the first quarter 2004 compared to the first quarter 2003, offset by a modest decline in the net interest margin from 4.35% to 4.34% for the same periods, contributed to the growth in net interest income. In addition, fees charged for banking services increased $67,000, or 7.1%, during 2004 as compared to 2003. As anticipated, increased mortgage interest rates resulted in a decline in mortgage origination activity and, consequently, a decline in revenue on mortgage loan sales of $280,000, or 44.4%, compared to the first quarter 2003. As a result, total noninterest income declined from $1.93 million during the first quarter 2003 to $1.74 million in 2004. Despite the pressure on noninterest income from lower mortgage production, the Company successfully continued to leverage overhead during the first quarter 2004 compared to 2003, as net operating income (net interest income plus noninterest income) grew 8.9%, while overhead grew only 4.6%. For the first quarter, the Company's efficiency ratio (FTE) was 59.35% as compared to 62.52% for the same period in 2003.

    Asset quality remained very strong at March 31, 2004, with non-performing assets totaling only $1.49 million, representing .14% of total assets. Net charge-offs for the first quarter 2004 totaled $97,000, or .05% of average loans. At March 31, 2004, the allowance for credit losses totaled $11.04 million, or 1.28% of loans, compared to $9.10 million, or 1.31% of loans, at March 31, 2003.


    ABOUT COLUMBIA BANCORP

    Columbia Bancorp, headquartered in Columbia, Maryland, is a bank holding company and parent company of The Columbia Bank, a commercial bank. The Columbia Bank currently operates twenty-four banking offices in the Baltimore/Washington Corridor and provides a full range of financial services to consumers and businesses. Columbia Bancorp's Common Stock is traded on the National Market tier of The Nasdaq Stock Market(SM) under the symbol "CBMD."


    NON-GAAP PRESENTATION

    This press release includes disclosure and discussion of the net interest margin and efficiency ratio which are reported on a fully tax-equivalent basis ("FTE"). These amounts and ratios are non-GAAP financial measures as defined in Securities and Exchange Commission ("SEC") Regulation G and Item 10 of SEC Regulation S-K. Management believes that these measures are better indicators of operating performance than the GAAP-based ratios and better tools for managing net interest income, noninterest income, and noninterest expenses. A complete reconciliation of the GAAP-based and non-GAAP information included in this press release is provided in the following schedules. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.


    FORWARD-LOOKING STATEMENTS

    Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in this filing and the Company's other filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this filing whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results.


                                COLUMBIA BANCORP
                              Financial Highlights
                  (Dollars in Thousands, Except Per-Share Data)
                                   (Unaudited)

                                               As of and Three Months Ended
                                                         March 31,
                                               2004         2003    % Change

    SUMMARY OF OPERATING RESULTS:
        Tax equivalent interest income        $13,529      $12,493      8.3%
        Interest expense                        2,580        2,912    (11.4%)
           Tax equivalent net interest
            income                             10,949        9,581     14.3%
        Tax equivalent adjustment                 274          120    128.3%
            Net interest income                10,675        9,461     12.8%
        Provision for credit losses               310          305      1.6%
        Noninterest income                      1,737        1,934    (10.2%)
        Noninterest expense                     7,529        7,199      4.6%
            Income before taxes                 4,573        3,891     17.5%
        Income tax provision                    1,592        1,400     13.7%
        Net income                              2,981        2,491     19.7%

    PER SHARE DATA:
        Net income :
            Basic                               $0.42        $0.35     20.0%
            Diluted                              0.40         0.34     17.6%
        Average number of shares
         outstanding:
            Basic                           7,178,797    7,115,612      0.9%
            Diluted                         7,434,701    7,290,541      2.0%
        Book value, at period end              $12.23       $11.02     11.0%
        Tangible book value, at period
         end                                    12.23        11.02     11.0%
        Cash dividends declared                 0.150        0.125     20.0%

    PERIOD END DATA:
        Loans, net of unearned income        $864,753     $696,322     24.2%
        Investment securities and
         securities
         available-for-sale                   104,211      145,714    (28.5%)
        Assets                              1,083,798      993,570      9.1%
        Noninterest-bearing deposits          220,700      182,421     21.0%
        Interest-bearing deposits             625,311      565,106     10.7%
            Total deposits                    846,011      747,527     13.2%
        Customer funding sources (a)          963,051      877,955      9.7%
        Stockholders' equity                   87,934       78,422     12.1%

    PERFORMANCE RATIOS:
        Return on average assets                1.16%        1.09%
        Return on average stockholders'
         equity                                13.75%       12.92%
        Net interest margin                     4.34%        4.35%
        Net interest margin (FTE)               4.46%        4.40%
        Efficiency ratio (FTE)(c)              59.35%       62.52%

    CAPITAL RATIOS:
        Period-end capital to risk-
         weighted assets:
            Tier 1                              9.04%        9.62%
            Total                              10.20%       10.73%
        Period-end tier 1 leverage ratio        8.34%        8.49%

    ASSET QUALITY:
        Allowance for credit losses to
         loans, net
             of unearned income, at
              period-end                        1.28%        1.31%
        Net recoveries (charge-offs)            $(97)        $(45)    115.6%
        Annualized net recoveries
         (charge-offs) to average
          loans, net of unearned
          income                                (0.05%)      (0.03%)
        Nonperforming assets:
            Nonaccrual loans                   $1,168         $806     44.9%
            Loans 90+ days past due and
             accruing                              69          164    (57.9%)
            Other real estate owned               250            -         na
                Total nonperforming
                 assets                        $1,487         $970     53.3%
        Nonperforming and past due loans
         to total loans, net of unearned
         income, at period-end                   0.14%        0.14%
        Nonperforming assets and past due
         loans to total assets, at period-
         end                                     0.14%        0.10%


                                COLUMBIA BANCORP
                              Financial Highlights
                  (Dollars in Thousands, Except Per-Share Data)
                                   (Unaudited)

                                               As of and Three Months Ended
                                                         March 31,
                                                2004         2003    % Change
    NONINTEREST INCOME AND EXPENSE
     BREAKDOWN:
        Noninterest income:
            Fees charged for services          $1,005       $938       7.1%
            Gains and fees on sales of
             mortgage loans, net of
             costs                                351        631     (44.4%)
            Net income (loss) on other
             real estate owned                     (9)        11    (181.8%)
            Commissions earned on
             financial services sales             140        123      13.8%
            Other noninterest income              250        231       8.2%
                                                1,737      1,934     (10.2%)
        Noninterest expenses:
            Salaries and employee
             benefits                           4,046      3,970       1.9%
            Occupancy, net                        976        924       5.6%
            Equipment                             513        449      14.3%
            Data processing                       518        410      26.3%
            Marketing                             300        232      29.3%
            Other noninterest expenses          1,176      1,214      (3.1%)
                                                7,529      7,199       4.6%

    AVERAGE BALANCES:
        Federal funds sold and interest-
         bearing deposits(b)                   $9,513    $43,101     (77.9%)
        Investment securities and
         securities
            available-for-sale                122,192    151,552     (19.4%)
        Loans, net of unearned income         851,436    676,358      25.9%
        Loans originated for sale (b)           5,196     11,872     (56.2%)
        Total earning assets                  988,337    882,883      11.9%
        Total assets                        1,033,102    926,466      11.5%
        Interest-bearing deposits:
            NOW accounts                       85,917     84,388       1.8%
            Savings and money market
             accounts                         194,141    186,126       4.3%
            Time deposits                     314,116    282,201      11.3%
        Noninterest-bearing deposits          191,551    160,133      19.6%
        Total deposits                        785,725    712,848      10.2%
        Short-term borrowings (b)             128,547    106,739      20.4%
        Long-term borrowings                   20,000     20,000       0.0%
        Total interest-bearing
         liabilities                          742,721    679,454       9.3%
        Stockholders' equity                   87,180     78,182      11.5%

    YIELD ANALYSIS:
        Federal funds sold and interest-
         bearing deposits                        0.89%      1.20%
        Investment securities and
         securities
            available-for-sale (FTE)             4.30%      4.69%
        Loans, net of unearned income
         (FTE)                                   5.71%      6.25%
        Total yield on earning assets
         (FTE)                                   5.49%      5.74%

        Interest-bearing deposits
            NOW accounts                         0.13%      0.19%
            Savings and money market
             accounts                            0.36%      0.82%
            Time deposits                        2.39%      2.90%
        Short-term borrowings                    0.77%      0.81%
        Long-term borrowings                     5.36%      5.34%
        Total cost of interest-bearing
         liabilities                             1.40%      1.74%

    (a) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (b) Variances reflect significant fluctuations in account balances due to the nature of the accounts.
    (c) The efficiency ratio (FTE) is defined as total noninterest expense as a percentage of net interest income, on a tax-equivalent basis, plus noninterest income.

          Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
                       Consolidated Statements of Condition
                              (Dollars in Thousands)

                                            March 31,   March 31, December 31,
                                              2004        2003       2003
                                                 (unaudited)       (audited)
    Assets
    Cash and due from banks                  $38,631    $44,107      $35,846
    Interest-bearing deposits with banks         206        216          205
    Federal funds sold                        55,948     78,100        3,292
    Investment securities                     50,636    105,300       77,344
    Securities available-for-sale             53,575     40,414       56,583
    Residential mortgage loans originated
     for sale                                  5,702     14,693        6,046

    Loan receivables:
        Real estate - development and
         construction                        293,454    218,598      283,599
        Commercial                           227,988    178,956      221,374
        Real estate - mortgage:
            Residential                       17,904     15,888       16,349
            Commercial                       149,771    137,945      143,723
        Retail, principally second
         mortgage loans
            and residential equity lines
             of credit                       175,379    143,418      169,298
        Other                                    421      2,071        1,504
    Total loans                              864,917    696,876      835,847
          Less: unearned income, net of
           origination costs                    (164)      (554)        (363)
                   allowance for credit
                    losses                   (11,041)    (9,098)     (10,828)
    Loans, net                               853,712    687,224      824,656

    Other real estate owned                      250          -            -
    Property and equipment, net                7,154      6,992        7,332
    Prepaid expenses and other assets         17,984     16,524       17,951

              Total assets                $1,083,798   $993,570   $1,029,255

    Liabilities
    Deposits:
          Noninterest-bearing               $220,700   $182,421     $206,323
          Interest-bearing                   625,311    565,106      581,285
              Total deposits                 846,011    747,527      787,608
    Short-term borrowings                    123,834    142,670      128,844
    Long-term borrowings                      20,000     20,000       20,000
    Accrued expenses and other
     liabilities                               6,019      4,951        7,354
              Total liabilities              995,864    915,148      943,806

    Stockholders' equity
    Common stock, $.01 par value per
     share; authorized 10,000,000
     shares; outstanding 7,188,628,
     7,166,369 and 7,170,882 shares,
     respectively                                 72         71           72
    Additional paid-in capital                48,156     47,538       47,886
    Retained earnings                         39,463     31,009       37,561
    Accumulated other comprehensive
     income (loss)                               243       (196)         (70)
              Total stockholders' equity      87,934     78,422       85,449

              Total liabilities and
               stockholders' equity       $1,083,798   $993,570   $1,029,255

          Certain reclassifications of information previously reported have been made to conform with current presentation.

                                COLUMBIA BANCORP
                        Consolidated Statements of Income
                  (Dollars in Thousands, Except Per-Share Data)


                                                      Three Months Ended
                                                           March 31,
                                                    2004              2003
                                                          (unaudited)
    Interest income:
        Loans                                      $12,022           $10,512
        Investment securities                        1,212             1,733
        Federal funds sold and interest-
         bearing deposits with banks                    21               128
              Total interest income                 13,255            12,373
    Interest expense:
        Deposits                                     2,068             2,436
        Borrowings                                     512               476
              Total interest expense                 2,580             2,912
              Net interest income                   10,675             9,461
    Provision for credit losses                        310               305
              Net interest income after
               provision for credit losses          10,365             9,156
    Noninterest income:
        Fees charged for services                    1,005               938
        Gains and fees on sales of
         mortgage loans, net of costs                  351               631
        Net income (loss) on other real
         estate owned                                   (9)               11
        Commissions earned on financial
         services sales                                140               123
        Other                                          250               231
              Total noninterest income               1,737             1,934
    Noninterest expense:
        Salaries and employee benefits               4,046             3,970
        Occupancy, net                                 976               924
        Equipment                                      513               449
        Data processing                                518               410
        Marketing                                      300               232
        Professional fees                              164               258
        Cash management services                       122               141
        Deposit insurance                               49                49
        Other                                          841               766
              Total noninterest expense              7,529             7,199
              Income before income taxes             4,573             3,891
    Income tax provision                             1,592             1,400
              Net income                            $2,981            $2,491

    Per common share data:
        Net income:  Basic                           $0.42             $0.35
                     Diluted                          0.40              0.34

        Cash dividends declared                      $0.15            $0.125


          Certain reclassifications of information previously reported have been made to conform with current presentation.


                                 COLUMBIA BANCORP
            Reconciliation of GAAP-based Operating Performance Measures and Core Operating Performance Measures
                  (Dollars in Thousands, Except Per-Share Data)


                                                   Three Months Ended
                                                       March 31,
                                           2004                         2003
                                                      (unaudited)
    GAAP-based Operating Performance
     Measures:
         Net interest income              $10,675                      $9,461
         Provision for credit losses          310                         305
         Noninterest income                 1,737                       1,934
         Noninterest expense                7,529                       7,199
         Income before taxes                4,573                       3,891
         Income tax provision               1,592                       1,400
         Net income                         2,981                       2,491

         Return on average assets           1.16%                       1.09%
         Return on average equity          13.75%                      12.92%
         Net interest margin                4.34%                       4.35%
         Efficiency ratio                  60.66%                      63.18%

         Net income per share - diluted     $0.40                       $0.34


    Non-GAAP adjustments
         Tax equivalent adjustment -
             net interest income             $274                        $120



    Core Operating Performance Measures
         Net interest income - tax
          equivalent                      $10,949                      $9,581
         Tax equivalent adjustment           (274)                       (120)
         Net interest income               10,675                       9,461
         Provision for credit losses          310                         305
         Noninterest income                 1,737                       1,934
         Noninterest expense                7,529                       7,199
         Income before taxes                4,573                       3,891
         Income tax provision               1,592                       1,400
         Net income                         2,981                       2,491

         Return on average assets           1.16%                       1.09%
         Return on average equity          13.75%                      12.92%
         Net interest margin (FTE)          4.46%                       4.40%
         Efficiency ratio (FTE)            59.35%                      62.52%

         Net income per share - diluted     $0.40                       $0.34

                               COLUMBIA BANCORP
                             Quarterly Highlights
                (Dollars in Thousands, Except Per-Share Data)

                         1Q04      4Q03       3Q03      2Q03       1Q03
                                          (unaudited)

    SUMMARY OF OPERATING RESULTS:
     GAAP-based:
      Interest
       income          $13,255   $13,151   $13,051   $12,828   $12,373
      Interest
       expense           2,580     2,507     2,559     2,758     2,912
      Net interest
       income           10,675    10,644    10,492    10,070     9,461
      Provision for
       credit losses       310       120         -       745       305
      Noninterest
       income            1,737     1,848     2,737     2,444     1,934
      Noninterest
       expense           7,529     7,587     7,849     7,335     7,199
      Income before
       taxes             4,573     4,785     5,380     4,434     3,891
      Income tax
       provision         1,592     1,652     1,937     1,597     1,400
      Net income         2,981     3,133     3,443     2,837     2,491

    Based on core
     operating
     performance (a):
      Tax-equivalent
       interest
       income          $13,529   $13,339   $13,169   $12,941   $12,493
      Interest
       expense           2,580     2,507     2,559     2,758     2,912
      Tax-equivalent
       net interest
       income           10,949    10,832    10,610    10,183     9,581
      Tax-equivalent
       adjustment          274       188       118       113       120
      Net interest
       income           10,675    10,644    10,492    10,070     9,461
      Provision for
       credit losses       310       120         -       745       305
      Noninterest
       income            1,737     1,848     2,737     2,444     1,934
      Noninterest
       expense           7,529     7,587     7,849     7,335     7,199
      Income before
       taxes             4,573     4,785     5,380     4,434     3,891
      Income tax
       provision         1,592     1,652     1,937     1,597     1,400
      Net income         2,981     3,133     3,443     2,837     2,491

    PER SHARE DATA:
      Net income :
        GAAP-based:
         Basic           $0.42     $0.44     $0.48     $0.40     $0.35
         Diluted          0.40      0.42      0.47      0.39      0.34
        Based on core
         operating
         performance (a):
          Basic           0.42      0.44      0.48      0.40      0.35
          Diluted         0.40      0.42      0.47      0.39      0.34
        Average number
         of shares
         outstanding:
          Basic      7,178,797 7,164,091 7,137,668 7,117,805 7,115,612
          Diluted    7,434,701 7,413,256 7,387,088 7,346,462 7,290,541
        Book value,
         at period end  $12.23    $11.92    $11.65    $11.31    $11.02
        Tangible book
         value, at period
         end             12.23     11.92     11.65     11.31     11.02
        Cash dividends
         declared        0.150     0.150     0.125     0.125     0.125

    PERIOD END DATA:
      Loans, net of
       unearned
       income         $864,753  $835,484  $797,108  $750,509  $696,322
      Investment
       securities and
       securities
       available-for-
       sale            104,211   133,927   142,048   140,552   145,714
      Assets         1,083,798 1,029,255 1,013,492 1,060,141   993,570
      Noninterest-
       bearing
       deposits        220,700   206,323   190,576   197,490   182,421
      Interest-bearing
       deposits        625,311   581,285   584,401   586,507   565,106
        Total
         deposits      846,011   787,608   774,977   783,997   747,527
      Customer funding
       sources (a)     963,051   887,930   897,860   937,758   877,955
      Stockholders'
       equity           87,934    85,449    83,132    80,538    78,422

    PERFORMANCE RATIOS:
     GAAP-based:
      Return on average
       assets            1.16%     1.23%     1.36%     1.18%     1.09%
      Return on average
       stockholders'
       equity           13.75%    14.55%    16.56%    14.26%    12.92%
      Net interest
       margin            4.34%     4.36%     4.34%     4.40%     4.35%
      Efficiency ratio  60.66%    60.73%    59.33%    58.61%    63.18%
      Based on core
       operating
       performance (a):
      Return on
       average assets    1.16%     1.23%     1.36%     1.18%     1.09%
      Return on average
       stockholders'
       equity           13.75%    14.55%    16.56%    14.26%    12.92%
      Net interest
       margin (FTE)      4.46%     4.43%     4.39%     4.45%     4.40%
      Efficiency ratio
       (FTE)            59.35%    59.83%    58.81%    58.10%    62.52%


    CAPITAL RATIOS:
     Period-end capital
      to risk-weighted
      assets:
        Tier 1           9.04%     9.28%     9.31%     9.20%     9.62%
        Total           10.20%    10.45%    10.49%    10.33%    10.73%
      Period-end
       tier 1 leverage
       ratio             8.34%     8.43%     8.30%     8.34%     8.49%

    ASSET QUALITY:
      Allowance for
       credit losses
       to loans, net
       of unearned income,
       at period-end     1.28%     1.30%     1.32%     1.31%     1.31%
      Net recoveries
       (charge-offs)     $(97)      $148      $695       $21     $(45)
      Annualized net
       recoveries
       (charge-offs)
       to average loans,
       net of unearned
       income          (0.05%)     0.07%     0.36%     0.01%   (0.03%)

      Nonperforming assets:
        Nonaccrual
         loans          $1,168      $892      $974      $720      $806
        Restructured
         loans               -         -         -       643         -
        Loans 90+ days
         past due and
         accruing           69        72       127       112       164
        Other real estate
         owned             250         -         -         -         -
          Total
           nonperforming
           assets       $1,487      $964    $1,101    $1,475      $970
    Nonperforming
     and past due loans
     to total loans, net
     of unearned income,
     at period-end       0.14%     0.12%     0.14%     0.20%     0.14%
    Nonperforming assets
     and past due loans
     to total assets,
     at period-end       0.14%     0.09%     0.11%     0.14%     0.10%

    NONINTEREST INCOME
     AND EXPENSE BREAKDOWN:
     Noninterest income:
       Fees charged for
        deposit
        services        $1,005    $1,006    $1,056      $994      $938
       Gains on sales
        of mortgage
        loans, net of
        costs              351       322     1,168       834       630
       Net income (loss)
        on other real
        estate owned       (9)         2      (21)        30        11
       Gain on sale of
        investment
        securities           -         -        28         -         -
       Gain (loss)
        on sale of other
        assets, net          -       (3)       (6)         -       (1)
       Commissions earned
        on financial services
        sales              140       150       208       125       123
       Other noninterest
        income             250       371       304       461       233
          Total noninterest
           income        1,737     1,848     2,737     2,444     1,934

    Noninterest expenses:
      Salaries and
       payroll taxes     3,684     3,583     3,717     3,610     3,440
      Employee benefits    362       718       598       255       530
      Occupancy, net       976     1,000       974       920       924
      Equipment            513       514       500       495       449
      Data processing      518       498       563       484       410
      Marketing            300       199       272       335       232
      Other noninterest
       expenses          1,176     1,075     1,225     1,236     1,214
         Total noninterest
          expenses       7,529     7,587     7,849     7,335     7,199

    AVERAGE BALANCES:
      Federal funds sold and
       interest bearing
       deposits         $9,513    $8,584   $23,355   $25,995   $43,101
      Investment securities
       and securities
       available-for-
       sale            122,192   135,749   139,201   151,508   151,552
      Loans, net of
       unearned
       income          851,436   818,038   772,604   721,274   676,358
      Loans originated
       for sale (b)      5,196     6,891    24,081    19,945    11,872
      Total earning
       assets          988,337   969,262   959,241   918,722   882,883
      Total assets   1,033,102 1,012,865 1,003,752   965,980   926,466
      Interest-bearing
       deposits:
         NOW accounts   85,917    86,806    92,491    93,717    84,388
         Savings and
          money market
          accounts     194,141   207,351   205,166   198,470   186,126
         Time
          deposits     314,116   292,383   280,345   280,242   282,201
    Noninterest-bearing
     deposits          191,551   192,030   182,221   168,554   160,133
    Total deposits     785,725   778,570   760,223   740,983   712,848
    Short-term
     borrowings (b)    128,547   124,563   137,021   115,939   106,739
    Long-term
     borrowings         20,000    20,000    20,000    20,000    20,000
    Total interest-
     bearing
     liabilities       742,721   731,103   735,023   708,368   679,454
    Stockholders'
     equity             87,180    85,420    82,502    79,775    78,182

    YIELD ANALYSIS:
    Federal funds sold and
     interest bearing
     deposits            0.89%     0.88%     0.95%     1.18%     1.20%
    Investment securities
     and securities
     available-for-sale
     (FTE)               4.30%     3.96%     4.34%     4.59%     4.69%
    Loans, net of
     unearned income
     (FTE)               5.71%     5.75%     5.77%     6.02%     6.25%
    Total yield on
     earning assets
     (FTE)               5.49%     5.46%     5.45%     5.65%     5.74%

    Interest-bearing
     deposits:
      NOW accounts       0.13%     0.10%     0.10%     0.10%     0.19%
      Savings and money
       market accounts   0.36%     0.37%     0.37%     0.64%     0.82%
      Time deposits      2.39%     2.46%     2.62%     2.78%     2.90%
      Short-term
       borrowings        0.77%     0.68%     0.57%     0.69%     0.81%
    Long-term
     borrowings          5.36%     5.34%     5.71%     5.50%     5.34%
    Total cost of
     interest-
     bearing
     liabilities         1.40%     1.36%     1.38%     1.56%     1.74%

    (a) Core operating performance reflects GAAP-based performance presented on a fully tax-equivalent basis, exclusive of non-recurring items, where applicable. There were no non-recurring items in the periods presented.
    (b) Deposits plus customer-related short-term borrowings in the form of commercial paper and repurchase agreements.
    (c) Variances reflect significant fluctuations in account balances due to the nature of the accounts.

         Certain reclassifications of information previously reported have been made to conform with current presentation.



SOURCE  Columbia Bancorp
    -0-                             04/15/2004
    /CONTACT: John A. Scaldara, Jr., President and COO of Columbia Bancorp, +1-410-423-8012/
    /Company News On-Call:  http://www.prnewswire.com/comp/127921.html/
    /Web site:  http://www.columbank.com /
    (CBMD)

CO:  Columbia Bancorp
ST:  Maryland
IN:  FIN
SU:  ERN